UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2014

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 26, 2014, CNL Growth Properties, Inc. (the “Company”) sent correspondence to registered representatives regarding the April 11, 2014 closing of the Company’s current public offering. The correspondence details procedures relating to the submission and receipt of subscription documentation and funds. All subscription agreements and related paper work, including funding instructions, must be completed and signed by the prospective investor, and delivered to the Company’s transfer agent or postmarked for delivery no later than 11:59 p.m., local time, on Friday, April 11, 2014, the termination date of the offering. Provided all subscription paperwork is so completed and delivered or postmarked, subscriptions funds may be received up until 3:00 p.m., CDT, on Friday, April 25, 2014. A copy of the correspondence is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Correspondence to registered representatives dated February 26, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2014		CNL GROWTH PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations